                                                                  EXHIBIT 10.1.1

                                                                  EXECUTION COPY

                             AMENDMENT NO. 1 TO THE
                                CREDIT AGREEMENT

                                                       Dated as of July 22, 2005

            AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among Cricket Communications, Inc., a Delaware corporation (the "Borrower"), Leap Wireless International, Inc., a Delaware corporation ("Holdings"), as parent guarantor, the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Bank of America, N.A., as agent (the "Agent") for the Lenders.

            PRELIMINARY STATEMENTS:

            (1) The Borrower, Holdings, the Lenders and the Agent have entered into a Credit Agreement dated as of January 10, 2005 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

            (2) The Borrower has requested that the Required Lenders agree to amend the Credit Agreement and the Security Agreement dated as of January 10, 2005 from the Grantors referred to therein in favor of the Agent for the benefit of the Secured Parties (the "Security Agreement") to increase the amount permitted to be invested in Designated Entities and to effect certain other amendments.

            (3) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

            SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

            (a) Section 1.01 of the Credit Agreement is amended by adding thereto the following additional definitions, in the appropriate alphabetical position:

            " "ANB 1" means Alaska Native Broadband 1, LLC, a Delaware limited liability company, and its successors."

            " "ANB 1 LICENSE" means Alaska Native Broadband 1 License, LLC, a Delaware limited liability company, and its successors."

            " "ANB CRICKET CREDIT AGREEMENT" means the credit agreement dated as of December 22, 2004 among ANB 1 License, as borrower, ANB 1, as guarantor and the Borrower, as lender, as amended by Amendment No. 1 dated as of January 26, 2005 and by Amendment No. 2 dated as of June 24, 2005, and as further amended or supplemented from time to time to the extent permitted by Section 7.18."

            " "ANB ENTITY" means ANB 1 or ANB 1 License and "ANB ENTITIES" means ANB 1 and ANB 1 License, collectively."

            " "CONTROLLED JOINT VENTURE ENTITY" means a Joint Venture Entity as to which Holdings or any of its Subsidiaries owns a majority of the Equity Interests having ordinary voting power for the election of directors, managers or other governing body (other than securities or interests having such power only by reason of the happening of a contingency)."

            " "JOINT VENTURE ENTITY" means a corporation, partnership, joint venture, limited liability company or other business entity in which Holdings or any of its Subsidiaries makes any Investment as permitted by
      Section 7.03(n), of which more than zero percent but less than 100% of the shares of securities or other ownership interests having ordinary voting power for the election of directors, managers or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are owned by Holdings or any of its Subsidiaries; provided, however, that any entity that is a Subsidiary of the Borrower on July 22, 2005 shall not be included in the term "Joint Venture Entity"."

            " "PERMITTED ANB UNSECURED INVESTMENT" means any of

            (a) any Disposition permitted under any of Sections 7.05(o), 7.05(p) and 7.05(q) that constitutes an Investment, to the extent that the aggregate amount of all such Investments does not exceed $10,000,000 outstanding at any time,

            (b) any Investment of the type permitted by clause (y) of Section 7.03(l),

            (c) any Investment of the type permitted by clause (z) of Section 7.03(l),

            (d) any Permitted Guarantee with respect to obligations of ANB 1 or ANB 1 License, and

            (e) one or more Investments in ANB 1 or ANB 1 License that in the aggregate do not exceed $5,000,000 at any time."

            " "PERMITTED GUARANTEES" means one or more Guarantees or assumptions of Indebtedness or other liabilities or obligations of (a) ANB 1 or ANB 1 License that are otherwise permitted under Section 7.03(l), in an aggregate amount not in excess of $20,000,000 at any time or (b) of Joint Venture Entities, Designated Entities or Disqualified Subsidiaries that are otherwise permitted under Section 7.03(n), in an aggregate amount not in excess of $5,000,000 at any time."

            (a) Section 1.01 is further amended as follows:

                  (i) the definition of "Consolidated EBITDA" is amended by inserting after the phrase "Holdings and its Subsidiaries" where it occurs in each of the eighth and sixteenth lines thereof the following:
      "(including any Designated Entities and Joint

      Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)";

                  (ii) the definition of "Consolidated Fixed Charge Coverage Ratio" is amended by inserting after the phrase "Holdings and its Subsidiaries" where it occurs in the penultimate line thereof the following: "(including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)";

                  (iii) the definition of "Consolidated Funded Indebtedness" is amended by (A) inserting after the phrase "Holdings and its Subsidiaries" where it occurs in each of the second and twelfth lines thereof the following: "(including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)" and (B) inserting at the end of such definition, immediately before the period, the following: "or Section 7.03(n)";

                  (iv) the definition of "Consolidated Interest Charges" is amended by inserting after the phrase "Holdings and its Subsidiaries" where it occurs in the seventh line thereof the following: "(including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)";

                  (v) the definition of "Consolidated Interest Coverage Ratio" is amended by inserting after the phrase "Holdings and its Subsidiaries" where it occurs in the third line thereof the following: "(including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)";

                  (vi) the definition of "Consolidated Leverage Ratio" is amended by inserting after the phrase "Holdings and its Subsidiaries" where it occurs in the third line thereof the following: "(including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)";

                  (vii) the definition of "Consolidated Net Income" is amended by inserting after the phrase "Holdings and its Subsidiaries" where it occurs in the second line thereof the following: "(including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)";

                  (viii) the definition of "Consolidated Senior Secured Leverage Ratio" is amended by inserting after the phrase "Holdings and its Subsidiaries" where it occurs in the third line thereof the following:
      "(including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)";

                  (ix) the definition of "Disqualified Subsidiary" is amended by inserting after the phrase "that was formerly a Designated Entity" the phrase "or a Joint Venture Entity";

                  (x) the definition of "Excess Cash Flow" is amended by (A) inserting after the phrase "Holdings and its Subsidiaries" where it occurs in each of the fifth, ninth, eleventh and twelfth lines thereof the following: "(including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)" and (B) substituting for the phrase "Sections 7.03(k) and 7.03(l)" in clause (j) thereof the phrase "Sections 7.03(k), 7.03(l) and 7.03(n)";

                  (xi) the definition of "Investment" is amended by substituting for the phrase "Guarantees of a Designated Entity or assumptions of debt of a Designated Entity" where it appears in clause (b) thereof the phrase "Guarantees of Designated Entity or a Joint Venture Entity or assumptions of debt of a Designated Entity or a Joint Venture Entity"; and

                  (xii) the definition of "Subsidiary" is amended by (A) substituting for the word "and" where it appears immediately before clause
      (y) thereof a comma, (B) amending and restating clause (y) thereof in its entirety to read as follows: "until such time as Holdings beneficially owns, directly or indirectly, shares of securities or other ownership interests having the power to elect a majority of the directors, managers or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) of an ANB Entity, such ANB Entity" and (B) inserting the following immediately before the period at the end of such definition: "and (z) until such time as Holdings beneficially owns, directly or indirectly, 100% of the Equity Interests of a Joint Venture Entity, Designated Entity or former Designated Entity in which Holdings or any of it Subsidiaries makes any Investment pursuant to
      Section 7.03(n), each such Joint Venture Entity, Designated Entity or former Designated Entity".

            (b) Section 2.04(b)(ii) is amended by inserting in place of the phrase "Section 7.05(a), (b), (c), (d), (f), (g), (h) or (i)(x)" where it appears therein the following: "Section 7.05(a), (b), (c), (d), (f), (g),
      (h), (i)(x), (n), (o), (p), (q), (r), (s), (t), (u) or (v)".

            (c) The first sentence of Section 2.13(a) is amended and restated in its entirety to read as follows:

      "Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request an increase in the Term B or Revolving Credit Commitments by an amount (for all such requests after July 22, 2005) not exceeding $300,000,000; provided that (i) up to three such requests for increases which are in respect of the Revolving Credit Facility may be in minimum amounts of $5,000,000 each and (ii) any other such request for an increase shall be in a minimum amount of $50,000,000."

            (d) Section 4.02(a) is amended by inserting the following language at the end of such Section, immediately before the period: ", and all references in Sections 5.05(a) and (b) to Holdings and its Subsidiaries shall be deemed to refer to Holdings and its Subsidiaries and any Designated Entities and Joint Venture Entities that are required under GAAP, during the period covered by the relevant financial statements, to be consolidated with Holdings and its Subsidiaries".

            (e) The last sentence of Section 5.05(b) is deleted in its entirety.

            (f) Section 5.05(d) is amended by inserting after the words "Holdings and its Subsidiaries" where they appear in the second line thereof the following: "(including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)".

            (g) Section 6.01 is amended as follows:

                  (i) the first paragraph of Section 6.01 is amended to delete from the end of such paragraph the phrase "and in sufficient copies for each Lender";

                  (ii) Section 6.01(a) is amended by inserting after the phrase "Holdings and its Subsidiaries" where it appears in the second line thereof the following: "(including Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)";

                  (iii) Section 6.01(b) is amended by inserting after the phrase "Holdings and its Subsidiaries" where it appears in each of the third and eleventh lines thereof the following: "(including Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)"; and

                  (iv) Section 6.01(c) is amended by inserting after the phrase "Holdings and its Subsidiaries" where it appears in the fifth line thereof the following: "(including Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)".

                  (h) Section 6.02 is amended as follows:

                  (i) the first paragraph of Section 6.02 is amended to delete from the end of such paragraph the phrase "and in sufficient copies for each Lender"; and

                  (ii) the second paragraph of Section 6.02 is amended by substituting for the phrase "Holdings shall notify the Administrative Agent and each Lender" where it appears in clause (ii) of the proviso to such paragraph the following: "Holdings shall notify the Administrative Agent, which shall notify to each Lender,".

            (i) The first paragraph of Section 6.03 is amended by substituting for the phrase "notify the Administrative Agent and each Lender" where it appears therein the following: "notify the Administrative Agent, which shall notify each Lender"

            (j) Section 6.22 is amended and restated in its entirety to read as follows:

            "6.22. Designated Entities, Joint Venture Entities and Disqualified Subsidiaries Separateness. Comply with the following:

            (i) (A) Holdings and its Subsidiaries (other than a Disqualified Subsidiary) will, to the extent that any such Subsidiary has one or more deposit accounts, maintain their own deposit account or accounts, separate from those of each Designated Entity, each Joint Venture Entity and each Disqualified Subsidiary, with commercial banking institutions and will not commingle their funds with any Designated Entity, and Joint Venture Entity or any Disqualified Subsidiary; and (B) each Disqualified Subsidiary and each Controlled Joint Venture Entity, to the extent that any such Disqualified Subsidiary or Controlled Joint Venture Entity has one or more deposit accounts, will maintain its own deposit account or accounts, separate from those of each Designated Entity and each of Holdings and each of its other Subsidiaries, with commercial banking institutions and will not commingle its funds with any Designated Entity or Holdings or any of its other Subsidiaries;

            (ii) (A) Holdings and its Subsidiaries (other than a Disqualified Subsidiary) will maintain a separate address from the address of each Designated Entity, each Joint Venture Entity and each Disqualified Subsidiary, or to the extent any Designated Entity, Joint Venture Entity or Disqualified Subsidiary may have offices in the same location as any of Holdings and its other Subsidiaries, maintain a fair and appropriate allocation of overhead costs among them, with each such entity bearing its fair share of such expense; and (B) each Disqualified Subsidiary and each Controlled Joint Venture Entity will maintain a separate address from the address of each Designated Entity and each of Holdings and its other Subsidiaries, or to the extent any Disqualified Subsidiary or Controlled Joint Venture Entity may have offices in the same location as any Designated Entity or any of Holdings and its other Subsidiaries, maintain a fair and appropriate allocation of overhead costs among them, with each such entity bearing its fair share of such expense;

            (iii) each Disqualified Subsidiary and each Controlled Joint Venture Entity will issue separate financial statements prepared not less frequently than quarterly and prepared in accordance with GAAP (except for the omission of certain footnotes and other presentation items required by GAAP with respect to audited financial statements), which financial statements need not be separately audited or reviewed by an independent accounting firm;

            (iv) each Disqualified Subsidiary and each Controlled Joint Venture Entity will be a corporation or limited liability company and each Disqualified Subsidiary and each Controlled Joint Venture Entity will conduct its affairs in accordance with its certificate of incorporation or formation and by-laws or limited liability company agreement (or similar constitutive documents) and observe all necessary, appropriate and customary company (or corporate) formalities, including, but not limited to, holding all regular and special members' and board of managers' (or stockholders' and directors' or other similar Persons') meetings appropriate to authorize all company (or corporate) action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts, to the extent applicable;

            (v) (A) no Disqualified Subsidiary or Controlled Joint Venture Entity will assume or guarantee any of the liabilities of, or pledge any of its assets for the benefit of any of, Holdings and its other Subsidiaries or any Designated Entity, (B) each of Holdings and its Subsidiaries (other than a Disqualified Subsidiary) will not assume or guarantee any of the liabilities of, or pledge any of its assets for, the benefit of any Designated Entity, Joint Venture Entity or Disqualified Subsidiary or hold out its credit as being available to satisfy the obligations of any Designated Entity, Joint Venture Entity or Disqualified Subsidiary (which shall be deemed not to refer to any disclosure by Holdings and its Subsidiaries of Investments or obligations that Holdings or its Subsidiaries are permitted to make in or incur with respect to Designated Entities, Joint Venture Entities and Disqualified Subsidiaries in compliance with this Agreement), other than with respect to Permitted Guarantees and (C) no Disqualified Subsidiary or Controlled Joint Venture Entity will hold out the credit of Holdings and its other Subsidiaries as being able to satisfy the obligations of such Disqualified Subsidiary or Controlled Joint Venture Entity (which shall be deemed not to refer to any disclosure by a Disqualified Subsidiary or Controlled Joint Venture Entity of Investments or obligations that Holdings or its Subsidiaries are permitted to make in or incur with respect to Disqualified Subsidiaries and Controlled Joint Venture Entities in compliance with this Agreement), other than with respect to Permitted Guarantees;

            (vi) (A) Holdings and each of its Subsidiaries (other than a Disqualified Subsidiary) will not authorize the use of its name or trademarks or service marks by any Disqualified Subsidiary, Designated Entity or Joint Venture Entity except pursuant to a written license agreement; (B) each Disqualified Subsidiary and Controlled Joint Venture Entity will not authorize the use of its name or trademarks or service marks by any Designated Entity except pursuant to a written license agreement; and (C) each Designated Entity, Disqualified Subsidiary and Joint Venture Entity may use the same domain name for electronic mail as Holdings and its Subsidiaries;

            (vii) (A) None of Holdings or any of its Subsidiaries (other than a Disqualified Subsidiary) will conduct a material amount of its own business with suppliers of goods and services, lenders or purchasers of securities in the name of Designated Entities, Joint Venture Entities or Disqualified Subsidiaries, provided, however, that Holdings and its Subsidiaries may provide services and, to the extent permitted under
      Section 7.05, inventory, equipment and other property, to Designated Entities, Joint Venture Entities and Disqualified Subsidiaries and may conduct the business of Designated Entities, Joint Venture Entities and Disqualified Subsidiaries by or on behalf of such Designated Entities, Joint Venture Entities or Disqualified Subsidiaries, as applicable, under a management or services agreement so long as, except as permitted under
      Section 6.22(vi), any material business so conducted is conducted in the name of such Designated Entity, Joint Venture Entity or Disqualified Subsidiary, as applicable and (B) except as permitted under Section 6.22(vi), no Disqualified Subsidiary or Controlled Joint Venture Entity will conduct a material amount of its own business with suppliers of goods and services, lenders or purchasers of securities in the name of Holdings or any of its other Subsidiaries or any Designated Entity; and

            (viii) If Holdings or any of its Subsidiaries obtains actual knowledge that any Designated Entity or Joint Venture Entity has represented or indicated to any supplier of goods and services to, lender to or purchaser of securities of such Designated Entity or Joint Venture Entity that the credit of Holdings and its Subsidiaries is available to satisfy the obligations of such Designated Entity or Joint Venture Entity (which shall be deemed not to refer to any disclosure by a Designated Entity or Joint Venture Entity of Investments or obligations that Holdings or its Subsidiaries are permitted to make in or incur with respect to Designated Entities and Joint Venture Entities in compliance with this Agreement), other than in respect of Permitted Guaranties, then Holdings and its Subsidiaries shall take such action as shall be reasonable in the circumstances, which may include providing written notice to any Person to whom such representation or indication was made, to make clear that the credit of Holdings and its Subsidiaries is not available to satisfy the obligations of such Designated Entity or Joint Venture Entity, other than in respect of Permitted Guaranties."

            (k) A new Section 6.24 is added to the Credit Agreement, to read as follows:

            "6.24 Perfection of ANB Enitity Security. As promptly as practicable, take, and use commercially reasonable efforts to cause each ANB Entity to take, all action reasonably necessary or, in the reasonable judgment of the Administrative Agent, desirable to perfect the security interest of any Loan Party in substantially all of the assets (but excluding FCC Licenses and non-owned real property interests) of such ANB Entity securing Indebtedness owed by such ANB Entity to such Loan Party."

            (l) Section 7.01(i) is amended by substituting for the figure "$50,000,000" where it appears therein the figure "$100,000,000".

            (m) Section 7.02(a) is amended as follows:

                  (i) Section 7.02(a)(C) is amended by (A) inserting after the phrase "Holdings and its Subsidiaries" where it appears in clause (y) thereof the following: "(including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)" and (B) substituting for the phrase "delivered to the Administrative Agent and the Lenders" the phrase "delivered to the Administrative Agent"; and

                  (ii) Section 7.02(a)(D) is amended by (A) inserting after the phrase "Holdings and its Subsidiaries" where it appears in clause (y) thereof the following: "(including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)" and (B) substituting for the phrase "delivered to the Administrative Agent and the Lenders" the phrase "delivered to the Administrative Agent".

            (n) Section 7.02(b)(D) is amended by substituting for the figure "$50,000,000" where it appears therein the figure "$100,000,000".

            (o) Section 7.02(b)(F) is amended and restated in its entirety to read as follows:

                  "(F) Indebtedness of any Disqualified Subsidiary owed to
            Persons other than Loan Parties and existing at the time such Disqualified Subsidiary becomes a wholly owned Subsidiary of Holdings pursuant to Section 7.03(k), so long as such Indebtedness
            (x) does not exceed $150,000,000 in the aggregate for all such Indebtedness of Designated Entities and Joint Venture Entities that become Disqualified Subsidiaries owed to Persons other than Loan Parties and (y) other than with respect to Permitted Guarantees, is non-recourse to Holdings and its other Subsidiaries, and any refinancings, refundings, renewals or extensions thereof, provided that (1) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension, (2) the direct or any contingent obligor with respect thereto is not changed (and other than with respect to Permitted Guarantees, such Indebtedness remains non-recourse to Holdings and its other Subsidiaries) and (3) the Liens securing such Indebtedness do not extend to the assets of Holdings or any of its other Subsidiaries;".

            (p) Section 7.02(b)(G) is amended by substituting for the phrase "Designated Entities or Disqualified Subsidiaries" where it appears therein the phrase "ANB Entities".

            (q) Section 7.02(b) is further amended as follows: (i) the word "and" is deleted from clause (H) of such Section, (ii) a new clause (I) is added to such Section to read as follows: "Indebtedness constituting Permitted Guarantees;" (iii) the existing clause (I) is redesignated (J),
      (iv) the period at the end of such new clause (J) is replaced with the following: "; and" and (v) a new clause (K) is added to such Section to read as follows:

                  "(K) To the extent permitted under Section 7.03(n),
            obligations to make Investments in or loans to or to acquire Equity Interests in Joint Venture Entities or Designated Entities or Disqualified Subsidiaries and obligations to pay any management, origination or other similar fees to third parties in connection therewith.".

            (r) Section 7.03 is amended as follows:

                  (i) Section 7.03(k)(C) is amended by inserting after the words "other than" in the first parenthetical therein the following: "Permitted Guarantees or".

                  (ii) Section 7.03(k)(D) is amended by inserting at the end thereof the following: "provided that the requirements of this clause (D) shall not apply to an acquisition by the Borrower of the remaining portion of the Equity Interests of ANB 1 that the Borrower does not own as of July 22, 2005 for a purchase price not exceeding $2,000,000, if at the time of such acquisition ANB 1 and ANB 1 License do not owe to any Persons other than Loan Parties Indebtedness in an aggregate amount in excess of $5,000,000".

                  (iii) Section 7.03(k)(E) is amended by (A) inserting after the phrase "Holdings and its Subsidiaries" where it appears therein the parenthetical "(including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)" and (B) substituting for the phrase "the Administrative Agent and the Lenders" the phrase "the Administrative Agent".

                  (iv) Section 7.03(k)(F) is amended and restated in its entirety to read as follows:

            "(F) If such newly-acquired Subsidiary is a Disqualified Subsidiary, the sole consideration paid for the acquisition of the remaining Equity Interests of such former Designated Entity or Joint Venture Entity shall be common stock of Holdings or Qualified Preferred Stock (or any combination thereof) plus, at the option of Holdings, (i) if such entity is an ANB Entity, an amount in cash not in excess of that portion of the $325,000,000 permitted (in accordance with clause (y) of Section 7.03(l)) to be invested in ANB Entities that is at such time available to be so invested, or (ii) if such entity is a former Designated Entity or Joint Venture Entity other than an ANB Entity, an amount in cash not in excess of that portion of the $60,000,000 permitted to be invested in Designated Entities, Joint Venture Entities and Disqualified Subsidiaries pursuant to
      Section 7.03(n) that is at such time available to be so invested; and".

                  (v) The first paragraph of Section 7.03(l) is amended and restated in its entirety to read as follows:

            "(l) (w) Investments (other than Guarantees or assumptions of debt which are not Permitted Guarantees) by Holdings and its Subsidiaries in ANB Entities, (x) commitments to lend to or invest in ANB Entities (excluding for purposes of the calculation under this Section 7.03(l) commitments to purchase Equity Interests of an ANB Entity to the extent that such obligations are by their terms permitted to be satisfied with common stock of Holdings or Qualified Preferred Stock (or any combination thereof)), (y) that portion of all put obligations to purchase Equity Interests of ANB Entities that is not by its terms permitted to be satisfied with common stock of Holdings or Qualified Preferred Stock (or any combination thereof) (which portion shall not exceed $15,000,000 in amount at any time) and (z) payments of or obligations to pay management, origination or other similar fees in connection with any of the foregoing, in an aggregate amount for all such Investments and other obligations referred to in clauses (w), (x), (y) and (z) outstanding at any time not to exceed in the aggregate $325,000,000 (which amount shall (i) be permanently reduced by amounts of the type referred to in clause (z) once any such amount has been paid to a Person other than a Loan Party and (ii) be calculated without giving effect to any capitalized interest on obligations owed by any ANB Entity to a Loan Party); provided that, except for Permitted ANB Unsecured Investments, amounts invested pursuant to this Section 7.03(l) after July 22, 2005 must be in the form of Investments consisting of loans to ANB 1 or ANB 1 License, or Investments resulting in contractual obligations of ANB 1 or ANB 1 License to a Loan Party, in each case that are secured by substantially all of the assets of ANB 1 and ANB 1 License to the extent required by Section 6.24; provided, further that, with respect to each Investment made or other obligation incurred pursuant to this Section 7.03(l):".

                  (vi) Section 7.03(l)(A) is amended by (A) inserting immediately before the phrase "future obligations to invest in or to lend" the phrase "in respect of Permitted Guarantees and", (B) substituting for the figure "$100,000,000" where it appears therein the figure "$325,000,000", (C) substituting for the phrase "a Designated Entity or a

      Disqualified Subsidiary" where it appears therein the phrase "an ANB Entity" and (D) by inserting at the end of the second parenthetical therein the following: "and any capitalized interest on obligations owed by any ANB Entity to a Loan Party".

                  (vii) Section 7.03(l)(D) is amended by (A) inserting after the figure "$100,000,000" where it appears in subclause (1) thereof the following parenthetical: "(or, in the case of an Investment in ANB 1 or ANB 1 License at a time when ANB 1 and ANB 1 License do not owe to any Persons other than Loan Parties Indebtedness in an aggregate amount in excess of $5,000,000, $50,000,000)"; (B) by inserting after the phrase "Holdings and its Subsidiaries" where it appears in subclause (3) thereof the following parenthetical: "(including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)" and (C) substituting for the phrase "the Administrative Agent and the Lenders" where it appears therein the phrase "the Administrative Agent".

                  (viii) Section 7.03(l) is further amended by (i) deleting the word "and" from the end of subclause (C) thereof and (ii) adding the following subclause (E) thereto:

                  "(E) (1) Each of the Loan Parties shall comply with the requirements of Section 6.12(b) as they relate to any Equity Interests, notes or other property received by such Loan Party in connection with any Investment under this Section 7.03(l), and (2) any Investment consisting of a loan or advance to an ANB Entity (x) shall be secured by a perfected security interest in substantially all of the assets of such ANB Entity to the extent required by Section 6.24 and (y) shall be evidenced by a promissory note, and all such promissory notes shall constitute Pledged Debt and shall, together with all related collateral, be pledged as security for the Obligations of the holder thereof under the Loan Documents and delivered to the Administrative Agent;".

                  (s) Section 7.03 is further amended by substituting for the period at the end of clause (m) thereof the following: "; and" and by inserting the following new clause (n):

            "(n) (w) Investments (other than Guarantees or assumptions of debt which are not Permitted Guarantees) by Holdings and its Subsidiaries in Designated Entities, Joint Venture Entities or Disqualified Subsidiaries (other than an ANB Entity), (x) commitments to lend to or invest in Designated Entities, Joint Venture Entities or Disqualified Subsidiaries (other than an ANB Entity) (excluding for purposes of the calculation under this Section 7.03(n) commitments to purchase Equity Interests of a Designated Entity, Joint Venture Entity or Disqualified Subsidiary to the extent that such obligations are by their terms permitted to be satisfied with common stock of Holdings or Qualified Preferred Stock (or any combination thereof)), (y) that portion of all put obligations to purchase Equity Interests of Designated Entities, Joint Venture Entities or Disqualified Subsidiaries (other than ANB Entities) that is not by its terms permitted to be satisfied with common stock of Holdings or Qualified Preferred Stock (or any combination thereof) (which portion shall not exceed $15,000,000 in amount at any time) and (z) payments of or obligations to pay management, origination or other similar fees in connection with any of the foregoing, in an aggregate amount for all such Investments and other obligations referred to in clauses (w), (x), (y) and (z) outstanding at any time not to exceed in the aggregate

$60,000,000 (which amount shall (i) be permanently reduced by amounts of the type referred to in clause (z) once any such amount has been paid to a Person other than a Loan Party and (ii) be calculated without giving effect to any capitalized interest on obligations owed by any Designated Entity, Joint Venture Entity or Disqualified Subsidiary to a Loan Party); provided that, with respect to each Investment made pursuant to this Section 7.03(n):

                  (i) Holdings or the relevant Subsidiary shall comply with the requirements of Section 6.12(b) as they apply to any Equity Interests or other property obtained by them in connection with such Investment;

                  (ii) the lines of business of the Person in which such Investment is made shall be substantially one or more of the same lines of business as described in Section 7.07;

                  (iii) such Investment shall not include or result in any contingent liabilities that could reasonably be expected to be material to the business, financial condition, operations or prospects of Holdings and its Subsidiaries, taken as a whole (as determined in good faith by the board of directors (or the persons performing similar functions) of Holdings or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Responsible Officer), other than in respect of Permitted Guarantees and future obligations to invest in or to lend to or purchase Equity Interests of a Joint Venture Entity or a Designated Entity (other than ANB 1 or ANB 1 License) or a Disqualified Subsidiary if and to the extent that any such entity becomes a Disqualified Subsidiary, and obligations to pay any management, origination or other similar fees to third parties in connection therewith, that do not in the aggregate when taken together with all other outstanding Investments and obligations of a type referred to in this Section 7.03(n) (excluding obligations to the extent that they are permitted by their terms to be satisfied with common stock of Holdings or Qualified Preferred Stock (or any combination thereof) and any capitalized interest on obligations owed by any such Joint Venture Entity, Designated Entity or Disqualified Subsidiary to a Loan Party) exceed $60,000,000;

                  (iv) immediately before and immediately after giving effect to such Investment, the Loan Parties shall have an aggregate amount of $100,000,000 in any combination of available cash, Cash Equivalents held by Loan Parties free and clear of all Liens other than the Liens created under the Collateral Documents and bankers' or similar liens and unused Revolving Credit Commitments which are then available to be drawn in accordance with the requirements of Section 4.02;

                  (v) (1) immediately before and immediately after giving pro forma effect to any such Investment, no Default shall have occurred and be continuing and (2) immediately after giving effect to such Investment, Holdings and its Subsidiaries (including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries) shall be in pro forma compliance with all of the covenants set forth in Section 7.10, such compliance to be determined on the basis of the most recently ended Measurement Period for which financial information has been delivered to the Administrative Agent pursuant to Section

      6.01(a) or (b) as though such Investment had been consummated as of the first day of such Measurement Period; and

                  (vi) except for Investments of the type permitted by Section 7.05(s), (t), (u) or (v), and except for Permitted Guarantees, Holdings shall have delivered to the Administrative Agent, on behalf of the Lenders, at least five Business Days prior to the date on which any such Investment is to be consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this clause (n) have been satisfied or will be satisfied on or prior to the consummation of such Investment and demonstrating the calculations used to determine such compliance."

                  (t) Section 7.05 is amended as follows:

                  (i) by substituting for the phrase "former Designated Entity" where it appears in the parenthetical to clause (f) thereof the phrase "Disqualified Subsidiary";

                  (ii) by (A) substituting for the word "and" immediately before subclause (y) of clause (i) thereof a comma and (B) adding to the end of such clause (i) the following "and (z) of Equity Interests in any Joint Venture Entity or Designated Entity".

                  (iii) by amending and restating the first parenthetical in clause (l) thereof in its entirety to read as follows: "(when taken together with any cash received in transactions under Section 7.05(k) or
      Section 7.05(r))".

                  (iv) by (A) deleting the word "and" from the end of clause (l) thereof, (B) substituting for the period at the end of clause (m) thereof a semi-colon and (C) adding the following additional clauses to such
      Section:

                        "(n) non-exclusive licenses or sublicenses of
                  intellectual property to ANB 1 License;

                        (o) Dispositions of inventory to ANB 1 License for a
                  sale price not less than the cost thereof for sale or use by ANB 1 License in the ordinary course of business; provided that to the extent that the consideration received from ANB 1 License is not cash, the amount of such non-cash consideration shall constitute an Investment that is subject to the limitations set forth in Section 7.03(l);

                        (p) Dispositions of property or equipment to ANB 1
                  License by Holdings or any of its Subsidiaries for fair market value in connection with providing services to ANB 1 License under a management or services agreement, provided the aggregate fair market value for all such equipment and property disposed of is not in excess of $5,000,000 in the aggregate in any fiscal year; provided, further that to the extent that the consideration received from ANB 1 License is not cash, the amount of such non-cash consideration shall constitute an Investment that is subject to the limitations set forth in Section 7.03(l);

                        (q) subleases of cell sites, switch sites, retail sites
                  and administrative sites to ANB 1 License at rents not less than the rents paid by Holdings or its Subsidiaries under the corresponding primary leases for such sites, provided that (i) the aggregate annual rents under all primary leases subject to such subleases do not exceed $20,000,000 and (ii) any amount not paid by ANB 1 or ANB 1 License in cash by such time as the rent is due under the terms of the corresponding primary lease shall constitute an Investment that is subject to the limitations set forth in Section 7.03(l);

                        (r) Dispositions of property transferred in exchange
                  for, or contributed in respect of the issuance of, Equity Interests or other consideration from any Joint Venture Entity, Designated Entity or Disqualified Subsidiary in which Holdings or any of its Subsidiaries makes an Investment of the type permitted by Section 7.03(n); provided, that the amount of the fair market value of the property so Disposed of shall constitute an Investment that is subject to the limitations set forth in Section 7.03(n); and provided, further, that any cash received in a transfer or exchange under this Section 7.05(r) shall be deemed to be the fair market value of assets Disposed of for purposes of Section 7.05(l);

                        (s) non-exclusive licenses or sublicenses of
                  intellectual property to any Joint Venture Entity, Designated Entity or Disqualified Subsidiary in which Holdings or any of its Subsidiaries makes an Investment of the type permitted by
                  Section 7.03(n);

                        (t) Dispositions of inventory to any Joint Venture
                  Entity, Designated Entity or Disqualified Subsidiary in which Holdings or any of its Subsidiaries makes an Investment of the type permitted by Section 7.03(n), for a sale price not less than the cost thereof for sale or use by such Joint Venture Entity, Designated Entity or Disqualified Subsidiary in the ordinary course of business; provided that to the extent that the consideration received from such Joint Venture Entity, Designated Entity or Disqualified Subsidiary is not cash, the amount of such non-cash consideration shall constitute an Investment that is subject to the limitations set forth in
                  Section 7.03(n);

                        (u) Dispositions of property or equipment to any Joint
                  Venture Entity, Designated Entity or Disqualified Subsidiary in which Holdings or any of its Subsidiaries makes an Investment of the type permitted by Section 7.03(n), by Holdings or any of its Subsidiaries for fair market value in connection with providing services to such Joint Venture Entity, Designated Entity or Disqualified Subsidiary under a management or services agreement, provided the aggregate fair market value for all such equipment and property disposed of is not in excess of $1,500,000 in the aggregate in any fiscal year; provided, further that to the extent that the consideration received from such Joint Venture Entity, Designated Entity or Disqualified Subsidiary is not cash, the amount of such non-cash consideration shall constitute an Investment that is subject to the limitations set forth in Section 7.03(n); and

                        (v) subleases of cell sites, switch sites, retail sites
                  and/or administrative sites to any Joint Venture Entity, Designated Entity or Disqualified Subsidiary in which Holdings or any of its Subsidiaries makes an Investment of the type permitted by Section 7.03(n), at rents not less than the rents paid by Holdings or its Subsidiaries under the corresponding primary leases for such sites, provided that (i) the aggregate annual rents under all primary leases subject to such subleases do not exceed $5,000,000 and (ii) any amount not paid by such Joint Venture Entity, Designated Entity or Disqualified Subsidiary in cash by such time as the rent is due in under the terms of the corresponding primary lease shall constitute an Investment that is subject to the limitations set forth in Section 7.03(n);" and

                  (v) by substituting for the reference "Section 7.05(j)" where it appears in the final proviso thereto the reference "Section 7.05(l)".

                  (u) Section 7.09 is amended by inserting the following proviso at the end thereof, immediately before the period: " provided that clauses
      (a)(ii), (a)(iii) and (b) shall not be deemed to refer to customary covenants contained in any documents governing Indebtedness permitted to be incurred under Section 7.02(a)(C) or (D) or Section 7.02(b)(B), so long as such covenants contain express exceptions permitting the Guarantees of the Obligations and the Liens created under the Loan Documents".

                  (v) Section 7.10(b) is amended by substituting for the ratio "5.00:1.00" where it appears therein the ratio "5.50:1.00".

                  (w) Section 7.10(c)(ii) is amended by (i) substituting for the ratio "3.00:1.00" where it appears in subclause (x) thereof the ratio "3.50:1.00" and (ii) substituting for the ratio "2.50:1.00" where it appears in subclause (x) thereof the ratio "3.00:1.00".

                  (x) A new Section 7.18 is added to the Credit Agreement, to read as follows:

            "7.18 ANB Entity Indebtedness. For so long as any Indebtedness referred to in clause (a)(i) below remains outstanding, (a) the Borrower shall not amend, modify or waive any term of the ANB Cricket Credit Agreement as in effect on July 22, 2005 to permit ANB 1 or ANB 1 License to incur any Indebtedness other than (i) Indebtedness owed to a Loan Party that is permitted under Section 7.03(l) and (ii) additional Indebtedness not exceeding $20,000,000 in the aggregate for both of ANB 1 and ANB 1 License at any time outstanding,
(b) the Borrower
shall not assign any portion of its rights or duties under the ANB Cricket Credit Agreement to any Person other than another Loan Party, except solely in connection with the exercise of remedies under the ANB Cricket Credit Agreement), (c) until ANB 1 License becomes a wholly-owned Subsidiary that is not a Disqualified Subsidiary, the Borrower shall not cancel, discharge or forgive any Indebtedness under the ANB Cricket Credit Agreement and (d) the Borrower shall diligently enforce the provisions of the ANB Cricket Credit Agreement by pursuing all legal remedies reasonably available to it in the case of any material breach of the limitations on incurrence of third party Indebtedness covenants under the ANB Cricket Credit Agreement by ANB 1 or ANB 1 License."

                  (y) Exhibit D to the Credit Agreement, "Form of Compliance Certificate", is amended (a) as and to the extent necessary to conform to the amendments to Section 7.10 set forth above and (b) to replace references in paragraph 1 and Schedule 2 of such Exhibit D to "Holdings and its Subsidiaries" with references to "Holdings and it Subsidiaries (including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries)".

            SECTION 2. Amendment to the Security Agreement. The Security Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

                  (a) Section 25 of the Security Agreement is amended by amending and restating the first parenthetical that appears in such section in its entirety to read as follows: "(other than (1) sales of Inventory in the ordinary course of business, (2) transfers of Inventory to ANB 1 License for use or sale by ANB 1 License in the ordinary course of business, to the extent that such transfers are permitted by the Credit Agreement, (3) transfers to ANB 1 License of other property with a fair market value not in excess of $5,000,000 in any fiscal year, to the extent that such transfers are permitted by the Credit Agreement, (4) transfers of Inventory to any Joint Venture, Designated Entity or Disqualified Subsidiary in which Holdings or any of its Subsidiaries makes an Investment of the type permitted by Section 7.03(n) of the Credit Agreement, for use or sale by such Joint Venture, Designated Entity or Disqualified Subsidiary in the ordinary course of business, to the extent that such transfers are permitted by the Credit Agreement and (5) transfers to any Joint Venture, Designated Entity or Disqualified Subsidiary in which Holdings or any of its Subsidiaries makes an Investment of the type permitted by Section 7.03(n) of the Credit Agreement, of other property with a fair market value not in excess of $1,500,000 in any fiscal year, to the extent that such transfers are permitted by the Credit Agreement, in each case as to which the assignment and security interest created hereunder shall be automatically released)".

            SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written on the date on or before July 30, 2005 (the "AMENDMENT NO. 1 EFFECTIVE DATE") on which the Administrative Agent shall have received the following:

                  (a) counterparts of this Amendment executed by the Borrower, Holdings and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment;

                  (b) the consent attached hereto executed by each Grantor; and

                  (c) such additional fees, if any, as have been separately agreed in writing between the Administrative Agent and the Borrower, together with the reasonable accrued fees and expenses of counsel to the Administrative Agent.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of
Section 10.03 of the Credit Agreement.

            SECTION 4. Representations and Warranties. Each of Holdings and the Borrower hereby represents and warrants as follows:

                  (a) The representations and warranties of the Borrower and each other Loan Party contained in each of Loan Documents, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 5.05(a) and (b) shall be deemed to refer to the most recent financial statements of Holdings and its Subsidiaries (including any Designated Entities and Joint Venture Entities that are required under GAAP to be consolidated with Holdings and its Subsidiaries as of the date thereof) furnished pursuant to Section 6.01(a) and (b), respectively; and

                  (b) No Default exists, or would result from the occurrence of the Amendment No. 1 Effective Date.

            SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, (i) each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and (ii) each reference in the Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Security Agreement, and each reference in the Credit Agreement, the Notes and each of the other Loan Documents to "the Security Agreement", "thereunder",

"thereof" or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended by this Amendment.

            (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment. Holdings hereby consents to this Amendment and hereby agrees that each of the Parent Guaranty, the Credit Agreement and the Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and the Collateral Documents to which Holdings is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 6. Costs, Expenses The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

            SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

            SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             CRICKET COMMUNICATIONS, INC.

                                             By /s/ Dean M. Luvisa
                                                --------------------------------
                                                Title: Acting Chief Financial
                                                       Officer and Treasurer

                                             LEAP WIRELESS INTERNATIONAL, INC.

                                             By /s/ Dean M. Luvisa
                                                --------------------------------
                                                Title: Acting Chief Financial
                                                       Officer and Treasurer

                                             BANK OF AMERICA, N.A.
                                             as Agent and as Lender

                                             By /s/ Scott Conner
                                                --------------------------------
                                                Title: Vice President

                                             BANK OF AMERICA, N.A.,
                                             as Lender

                                             By /s/ [Illegible]
                                                --------------------------------
                                                Title: SVP

                                            Scotiabank (Ireland) Limited
                                            as Lender

                                            By:  /s/ Tony O'Brien
                                                 -------------------------------
                                                 Title: Tony O'Brien
                                                        Senior Manager


                                            CREDIT SUISSE, Cayman Islands Branch
                                            (formerly CREDIT SUISSE FIRST
                                            BOSTON, acting through its Cayman
                                            Islands Branch), as Lender

                                            By:  /s/ J. Smith
                                                 -------------------------------
                                                 Title: Judith E. Smith
                                                 Director

                                                  /s/ Doreen Barr
                                                  ------------------------------
                                                  Title: Doreen Barr
                                                         Associate


                                            NATEXIS BANQUES POPULAIRES,
                                            as Lender

                                            By:  /s/ Cynthia E. Sachs
                                                 -------------------------------
                                                 Title: VP & Group Manager
                                                        Cynthia E. Sachs
                                                        Group Manager

                                                 /s/ Elizabeth A. Harke
                                                 ------------------------------
                                                 Title: Elizabeth A. Harke
                                                        Vice President


                                            DLIGRA43
                                            as Lender

                                            By:  /s/ D. Robinson
                                                 -------------------------------
                                                 Title: Loans Officer


                                            Landmark CDO Limited
                                            By Aladdin Capital Management, LLC
                                            as Manager
                                            as Lender

                                            By:  /s/ John J. D'Angelo
                                                 -------------------------------
                                                 Name: John J. D'Angelo
                                                 Title: Authorized Signatory


                                            Landmark II CDO Limited
                                            By Aladdin Capital Management, LLC
                                            as Manager
                                            as Lender

                                            By:  /s/ John J. D'Angelo
                                                 ------------------------------
                                                 Name: John J. D'Angelo
                                                 Title: Authorized Signatory


                                            Landmark III CDO Limited
                                            By Aladdin Capital Management, LLC
                                            as Manager
                                            as Lender

                                            By:  /s/ John J. D'Angelo
                                                 -------------------------------
                                                 Name: John J. D'Angelo
                                                 Title: Authorized Signatory


                                            Landmark V CDO Limited
                                            By Aladdin Capital Management, LLC
                                            as Manager
                                            as Lender

                                            By:  /s/ John J. D'Angelo
                                                 -------------------------------
                                                 Name: John J. D'Angelo
                                                 Title: Authorized Signatory


                                            Greyrock CDO LTD
                                            By Aladdin Capital Management, LLC
                                            as Manager
                                            as Lender

                                            By:  /s/ John J. D'Angelo
                                                 -------------------------------
                                                 Name: John J. D'Angelo
                                                 Title: Authorized Signatory

                                            WB Loan Funding 1, LLC
                                            as Lender

                                            By:  /s/ Diana M. Himes
                                                 -------------------------------
                                                 Title: Diana M. Himes
                                                        Associate


                                            WB Loan Funding 2, LLC
                                            as Lender

                                            By:  /s/ Diana M. Himes
                                                 -------------------------------
                                                  Title:  Diana M. Himes
                                                         Associate


                                            AVL Loan Funding LLC for itself or
                                            as agent for AVL2 Loan Funding LLC,
                                            as Lender

                                            By:  /s/ Dominic Blea
                                                 -------------------------------
                                                 Title: Dominic Blea
                                                        As Attorney-in-Fact


                                            American Express Certificate Company
                                            By:  American Express Asset
                                            Management Group, Inc., as
                                            Collateral Manager
                                            as Lender

                                            By:  /s/ Yvonne Stevens
                                                 -------------------------------
                                                 Name:  Yvonne E. Stevens
                                                 Title: Senior Managing
                                                        Director


                                            Centurion CDO II, Ltd.
                                            By:  American Express Asset
                                            Management Group, Inc., as
                                            Collateral Manager
                                            as Lender

                                            By:  /s/ Vincent P. Pham
                                                 -------------------------------
                                                 Name: Vincent P. Pham
                                                 Title:  Director - Operations



                                            Centurion CDO VI, Ltd.
                                            By:  American Express Asset
                                            Management Group, Inc., as
                                            Collateral Manager
                                            as Lender

                                            By:  /s/ Vincent P. Pham
                                                 -------------------------------
                                                 Name: Vincent P. Pham
                                                 Title: Director - Operations


                                            Centurion CDO VII, Ltd.
                                            By:  American Express Asset
                                            Management Group, Inc., as
                                            Collateral Manager
                                            as Lender

                                            By:  /s/ Vincent P. Pham
                                                 -------------------------------
                                                 Name: Vincent P. Pham
                                                 Title: Director - Operations


                                            Centurion CDO 8, Limited
                                            By:  American Express Asset
                                            Management Group, Inc., as
                                            Collateral Manager
                                            as Lender

                                            By:  /s/ Vincent P. Pham
                                                 -------------------------------
                                                 Name: Vincent P. Pham
                                                 Title:  Director - Operations


                                            Centurion CDO 9, Limited
                                            By:  American Express Asset
                                            Management Group, Inc., as
                                            Collateral Manager
                                            as Lender

                                            By:  /s/ Vincent P. Pham
                                                 -------------------------------
                                                 Name: Vincent P. Pham
                                                 Title: Director - Operations



                                            IDS Life Insurance Company
                                            By:  American Express Asset
                                            Management
                                            Group, Inc., as Collateral  Manager
                                            as Lender

                                            By:  /s/ Yvonne Stevens
                                                 -------------------------------
                                                  Name: Yvonne E. Stevens
                                                  Title: Senior Managing
                                                         Director


                                            Sequils-Centurion V, Ltd.
                                            By: American Express Asset
                                            Management Group, Inc., as
                                            Collateral Manager
                                            as Lender

                                            By:  /s/ Vincent P. Pham
                                                 -------------------------------
                                                 Name: Vincent P. Pham
                                                 Title: Director - Operations


                                            MILLCREEK CBNA LOAN FUNDING
                                            as Lender

                                            By:  /s/ [Illegible]
                                                 -------------------------------
                                                 Title:  Attorney In Fact


                                            AVENUE CLO FUND, LIMITED,
                                            as Lender

                                            By:  /s/ Richard D'Addario
                                                 -------------------------------
                                                  Title: Richard D'Addario
                                                         Senior Portfolio
                                                         Manager


                                            AVENUE CLO II, LIMITED,
                                            as Lender

                                            By:  /s/ Richard D'Addario
                                                 ------------------------------
                                                  Title: Richard D'Addario
                                                         Senior Portfolio
                                                         Manager

                                            BABSON CLO LTD. 2003-I
                                            BABSON CLO LTD. 2004-II
                                            BABSON CLO LTD. 2005-I
                                            SEABOARD CLO 2000 LTD.
                                            By:  Babson Capital Management LLC
                                            as Collateral Manager as Lender

                                            By:  /s/ DAVID P. WELLS
                                                 -------------------------------
                                                  Title: David P. Wells, CFA
                                                         Managing Director


                                            BALLANTYNE FUNDING LLC,
                                            as Lender

                                            By:  /s/ M. [ILLEGIBLE] HIGGINS
                                                 -------------------------------
                                                  Title: Assistant Vice
                                                         President


                                            Bear Stearns Institutional Loan
                                            Master Fund
                                            By: Bear Stearns Asset Management,
                                            Inc. as its attorney-in-fact
                                            as Lender

                                            By:  /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 Title: Managing Director


                                            Bear Stearns Loan Trust
                                            By: Bear Stearns Asset Management,
                                            Inc., as its attorney-in-fact
                                            as Lender

                                            By:  /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                  Title: Managing Director

                                            Gallatin Funding I Ltd.
                                            By: Bear Stearns Asset Management
                                            Inc. as its Collateral Manager
                                            as Lender

                                            By:  /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                  Title: Managing Director

                                            Grayston CLO 2001-01 Ltd.
                                            By: Bear Stearns Asset Management
                                            Inc. as its Collateral Manager
                                            as Lender

                                            By:  /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                  Title: Managing Director


                                            Grayston CLO II 2004-1 LTD.
                                            By: Bear Stearns Asset Management,
                                            Inc., as its Collateral Manager
                                            as Lender

                                            By:  /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                  Title: Managing Director


                                            LAGUNA FUNDING LLC,
                                            as Lender

                                            By:  /s/ M. [ILLEGIBLE] HIGGINS
                                                 -------------------------------
                                                  Title: Assistant Vice
                                                  President


                                            Hanover Square CLO Ltd.
                                            By: Blackstone Debt Advisors, L.P.
                                            As Collateral Manager
                                            as Lender

                                            By:  /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                  Title: Managing Director


                                            Loan Funding VI LLC, for
                                            itself or as agent for
                                            Corporate Loan Funding VI
                                            LLC as Lender

                                            By:  /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                  Title: Managing Director


                                            Monument Park CDO Ltd.
                                            By: Blackstone Debt Advisors L.P.
                                            As Collateral Manager
                                            as Lender

                                            By:  /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                  Title: Managing Director


                                            Union Square CDO Ltd.
                                            By: Blackstone Debt Advisors L.P.
                                            As Collateral Manager
                                            as Lender

                                            By:  /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                  Title: Managing Director


                                            By: Callidus Debt Parners CLO Fund I
                                                      By: Its Collateral Manager
                                                  Callidus Capital Management, L
                                            as Lender

                                            By:  /s/ PETER R. BENNITT
                                                 -------------------------------
                                                  Title: Peter R. Bennitt
                                                         Principal


                                            GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                            as Lender

                                            By:  /s/ STEPHEN KING
                                                 -------------------------------
                                                  Title: Stephen King
                                                         Authorized Signatory


                                            BLUE SQUARE FUNDING LIMITED SERIES 3
                                            as Lender

                                            By:  /s/ ALICE L. WAGNER
                                                 -------------------------------
                                                  Title: Alice L. Wagner
                                                         Vice President

                    ELF Funding Trust I
                    By: Highland Capital Management, L.P., As Collateral Manager
                    By: Strand Advisors, Inc., Its General Partner
                    as Lender

                    By:  /s/ DAVID W. LANCELOT
                         ----------------------------------------------------
                          Title: David W. Lancelot, Treasurer
                                 Strand Advisors, Inc., General Partner of
                                 Highland Capital Management, L.P.


                    EMERALD ORCHARD LIMITED
                    as Lender

                    By:  /s/ D. ROBINSON
                         ----------------------------------------------------
                          Title: Loans Officer


                    Highland Floating Rate Advantage Fund
                    By: Highland Capital Management, L.P., As Collateral Manager
                    By: Strand Advisors, Inc., Its Investment Advisor
                    as Lender

                    By:  /s/ JOE DOUGHERTY
                         ----------------------------------------------------
                         Title: Joe Dougherty, Senior Vice President
                                Strand Advisors, Inc., General Partner of
                                Highland Capital Management, L.P.


                    Highland Floating Rate Limited Liability Company
                    By: Highland Capital Management, L.P., As Collateral Manager
                    By: Strand Advisors, Inc., Its Investment Advisor
                    as Lender

                    By:  /s/ JOE DOUGHERTY
                         ----------------------------------------------------
                         Title: Joe Dougherty, Senior Vice President
                                 Strand Advisors, Inc., General Partner of
                                 Highland Capital Management, L.P.


                    Highland Legacy Limited
                    By: Highland Capital Management, L.P., As Collateral Manager By Strand Advisors, Inc., Its General Partner
                    as Lender

                    By:  /s/ DAVID W. LANCELOT
                         ----------------------------------------------------
                          Title: David W. Lancelot, Treasurer
                                 Strand Advisors, Inc., General Partner of
                                 Highland Capital Management, L.P.


                    Highland Loan Funding V Ltd.
                    By: Highland Capital Management, L.P., As Collateral Manager
                    By: Strand Advisors, Inc., Its General Partner
                    as Lender

                    By:  /s/ DAVID W. LANCELOT
                         ----------------------------------------------------
                          Title: David W. Lancelot, Treasurer
                                 Strand Advisors, Inc., General Partner of
                                 Highland Capital Management, L.P.


                    Highland Offshore Partners, L.P.
                    By: Highland Capital Management, L.P., As Collateral Manager
                    By: Strand Advisors, Inc., Its General Partner
                    as Lender

                    By:  /s/ DAVID W. LANCELOT
                         ----------------------------------------------------
                          Title: David W. Lancelot, Treasurer
                                 Strand Advisors, Inc., General Partner of
                                 Highland Capital Management, L.P.


                    Loan Funding IV LLC
                    By: Highland Capital Management, L.P., As Collateral Manager
                    By:
                    Strand Advisors, Inc., Its General Partner
                    as Lender

                    By:  /s/ DAVID W. LANCELOT
                         ----------------------------------------------------
                          Title: David W. Lancelot, Treasurer
                                 Strand Advisors, Inc., General Partner of
                                 Highland Capital Management, L.P.


                    Loan Funding VII LLC
                    By Highland Capital Management, L.P., As Collateral Manager
                    By: Strand Advisors, Inc., Its General Partner
                    as Lender

                    By:  /s/ DAVID W. LANCELOT
                         ----------------------------------------------------
                          Title: David W. Lancelot, Treasurer
                                 Strand Advisors, Inc., General Partner of
                                 Highland Capital Management, L.P.


                    Loan Star State Trust
                    By: Highland Capital Management, L.P., As Collateral Manager
                    By: Strand Advisors, Inc., Its Investment Advisor
                    as Lender

                    By:  /s/ DAVID W. LANCELOT
                         ----------------------------------------------------
                          Title: David W. Lancelot, Treasurer
                                 Strand Advisors, Inc., General Partner of
                                 Highland Capital Management, L.P.


                    Pam Capital Funding L.P.
                    By: Highland Capital Management, L.P., As Collateral Manager
                    By: Strand Advisors, Inc., Its General Partner
                    as Lender

                    By:  /s/ DAVID W. LANCELOT
                         ----------------------------------------------------
                          Title: David W. Lancelot, Treasurer
                                 Strand Advisors, Inc., General Partner of
                                 Highland Capital Management, L.P.

                    Restoration Funding CLO, Ltd
                    By: Highland Capital Management, L.P., As Collateral Manager
                    By: Strand Advisors, Inc., Its General Partner
                    as Lender

                    By:  /s/ DAVID W. LANCELOT
                         ----------------------------------------------------
                          Title: David W. Lancelot, Treasurer
                                 Strand Advisors, Inc., General Partner of
                                 Highland Capital Management, L.P.


                    Southfork CLO, Ltd.
                    By: Highland Capital Management, L.P., as Collateral Manager
                    By: Strand Advisors, Inc., Its General Partner
                    as Lender

                    By:  /s/ DAVID W. LANCELOT
                         ----------------------------------------------------
                          Title: David W. Lancelot, Treasurer
                                 Strand Advisors, Inc., General Partner of
                                 Highland Capital Management, L.P.


                    Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC., as Lender

                    By:  /s/ DOMINIC BLEA
                         ----------------------------------------------------
                          Title: Dominic Blea
                                 As Attorney-In-Fact


                    STANWICH LOAN FUNDING LLC,
                    as Lender

                    By:  /s/ M. [ILLEGIBLE] HIGGINS
                         ----------------------------------------------------
                          Title: Assistant Vice President



                    Stedman CBNA Loan Funding
                    LLC, for itself or as agent
                    for Stedman CFPI Loan
                    Funding LLC as Lender

                    By:  /s/ DOMINIC BLEA
                         ----------------------------------------------------
                          Title: Dominic Blea
                                 As Attorney-In-Fact


                    CROSS CREEK FUNDING LLC,
                    as Lender

                    By:  /s/ M. [ILLEGIBLE] HIGGINS
                         ----------------------------------------------------
                          Title: Assistant Vice President


                    LightPoint CLO III, Ltd.
                    as an Investor

                    By:  /s/ TIMOTHY S. VAN KIRK
                         ----------------------------------------------------
                          Title: Timothy S. Van Kirk
                                 Managing Director


                    Premium Loan Trust I, Ltd.
                    as an Investor

                    By:  /s/ TIMOTHY S. VAN KIRK
                         ----------------------------------------------------
                          Title: Timothy S. Van Kirk
                                 Managing Director


                    Venture CDO 2002 Limited By
                    its investment advisor, MJX
                    Asset Management LLC, as
                    Lender

                    By:  /s/ ATHA BAUGH
                         ----------------------------------------------------
                          Name: Atha Baugh
                          Title: Director


                    Venture II CDO 2002 Limited
                    By its investment advisor,
                    MJX Asset Management LLC,
                    as Lender

                    By:  /s/ ATHA BAUGH
                         ----------------------------------------------------
                          Name: Atha Baugh
                          Title: Director


                    Venture III CDO Limited By
                    its investment advisor, MJX
                    Asset Management LLC, as
                    Lender

                    By:  /s/ ATHA BAUGH
                         ----------------------------------------------------
                          Name: Atha Baugh
                          Title: Director


                    Venture IV CDO Limitd By
                    its investment advisor, MJX
                    Asset Management LLC, as
                    Lender

                    By:  /s/ ATHA BAUGH
                         ----------------------------------------------------
                          Name: Atha Baugh
                          Title: Director


                    Vista Leveraged Income Fund
                    By its investment advisor, MJX Asset
                    Management LLC,
                    as Lender

                    By:  /s/ ATHA BAUGH
                         ----------------------------------------------------
                          Name: Atha Baugh
                          Title: Director

                    [HarbourView CLO IV, Ltd.],
                    as Lender

                    By:  /s/ LISA CHAFFEE
                         ----------------------------------------------------
                          Title: Lisa Chaffee
                                 AVP


                    [HarbourView CLO V, Ltd.],
                    as Lender

                    By:  /s/ LISA CHAFFEE
                         ----------------------------------------------------
                          Title: Lisa Chaffee
                                 AVP


                    [Oppenheimer Senior Floating Rate Fund], as Lender

                    By:  /s/ LISA CHAFFEE
                         ----------------------------------------------------
                          Title: Lisa Chaffee
                                 AVP


                    Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender as Lender

                    By:  /s/ DIANE J. EXTER
                         ----------------------------------------------------
                          Title: Diane J. Exter
                                 Managing Director
                                 Portfolio Manager


                    Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender as Lender

                    By:  /s/ DIANE J. EXTER
                         ----------------------------------------------------
                          Title: Diane J. Exter
                                 Managing Director
                                 Portfolio Manager


                    Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender as Lender

                    By:  /s/ DIANE J. EXTER
                         ----------------------------------------------------
                          Title: Diane J. Exter
                                 Managing Director
                                 Portfolio Manager


                    HARBOUR TOWN FUNDING LLC,
                    as Lender

                    By:  /s/ M. [ILLEGIBLE] HIGGINS
                         ----------------------------------------------------
                          Title: Assistant Vice President


                    Katonah II, Ltd., by Sankaty Advisors LLC as Sub-Advisors as Lender

                    By:  /s/ DIANE J. EXTER
                         ----------------------------------------------------
                          Title: Diane J. Exter
                                 Managing Director
                                 Portfolio Manager


                    Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, as Term Lender as Lender

                    By:  /s/ DIANE J. EXTER
                         ----------------------------------------------------
                          Title: Diane J. Exter
                                 Managing Director
                                 Portfolio Manager


                    LONG LANE MASTER TRUST IV,
                    as Lender

                    By:  /s/ [ILLEGIBLE]
                         ----------------------------------------------------
                          Title: Authorized Agent


                    Sankaty Advisor, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender as Lender

                    By:  /s/ DIANE J. EXTER
                         ----------------------------------------------------
                          Title: Diane J. Exter
                                 Managing Director
                                 Portfolio Manager



                    Sankaty Advisor, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender as Lender

                    By:  /s/ DIANE J. EXTER
                         ----------------------------------------------------
                          Title: Diane J. Exter
                                 Managing Director
                                 Portfolio Manager


                    Sankaty High Yield Partners II, L.P.
                    as Lender

                    By:  /s/ DIANE J. EXTER
                         ----------------------------------------------------
                          Title: Diane J. Exter
                                 Managing Director
                                 Portfolio Manager


                    Sankaty High Yield Partners III, L.P.
                    as Lender

                    By:  /s/ DIANE J. EXTER
                         ----------------------------------------------------
                          Title: Diane J. Exter
                                 Managing Director
                                 Portfolio Manager



                    SunAmerica Life Insurance Company
                    By: AIG Global Investment Corp., Inc.
                    its Investment Advisor,
                    as Lender

                    By:  /s/ W. JEFFREY BAXTER
                         ----------------------------------------------------
                          Title: W. Jeffrey Baxter
                                 Vice President


                    SunAmerica Senior Floating Rate Fund
                    By: AIG Global Investment Corp., Inc.
                    its Investment Sub-Advisor,
                    as Lender

                    By:  /s/ W. JEFFREY BAXTER
                         ----------------------------------------------------
                          Title: W. Jeffrey Baxter
                                 Vice President

                    Galaxy CLO 1999-1, Ltd.
                    By: AIG Global Investment Corp., Inc.
                    its Collateral Manager,
                    as Lender

                    By:  /s/ W. JEFFREY BAXTER
                         ----------------------------------------------------
                          Title: W. Jeffrey Baxter
                                 Vice President


                    Galaxy CLO 2003-1, Ltd.
                    By: AIG Global Investment Corp., Inc.
                    its Investment Advisor,
                    as Lender

                    By:  /s/ W. JEFFREY BAXTER
                         ----------------------------------------------------
                          Title: W. Jeffrey Baxter
                                 Vice President


                    Galaxy IV CLO, LTD
                    By: AIG Global Investment Corp., Inc.
                    its Investment Advisor
                    as Lender

                    By:  /s/ W. JEFFREY BAXTER
                         ----------------------------------------------------
                          Title: W. Jeffrey Baxter
                                 Vice President


                    Galaxy V CLO, LTD
                    By: AIG Global Investment Corp., Inc.
                    its Investment Advisor,
                    as Lender

                    By:  /s/ W. JEFFREY BAXTER
                         ----------------------------------------------------
                          Title: W. Jeffrey Baxter
                                 Vice President

                                        24